Exhibit 99.1

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UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF NEW JERSEY

In re: Aceto Corporation, et. Al
	Case No. (Jointly Administered)	19-13448
	Reporting Period:	February 20, 2019 - March 31, 2019
	Federal Tax I.D. #	11-1720520

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 20 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached

Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X	See Attestation
Schedule of Retained Professional Fees Paid	MOR-1b	X
Copies of bank statements (See Notes to the MOR)			X
Cash disbursements journals (See Notes to the MOR)			X
Statement of Operations (Income Statement)	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-petition Taxes	MOR-4	X	See Attestation
Copies of IRS Form 6123 or payment receipt (See Notes to the MOR)			X
Copies of tax returns filed during reporting period (See Notes to the MOR)			X
Summary of Unpaid Post-petition Debts (See Notes to the MOR)	MOR-4a		X
Listing of Aged Accounts Payable (See Notes to the MOR)	MOR-4a		X
Accounts Receivable Reconciliation and Aging (See Notes to the MOR)	MOR-5		X
Debtor Questionnaire	MOR-6	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Rebecca A. Roof	April 29, 2019
Signature of Authorized Individual*	Date

Rebecca A. Roof
Printed Name of Authorized Individual

Chief Financial Officer
Title

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

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In re: Aceto Corporation, et. Al		MOR Notes
	Case No. (Jointly Administered)	19-13448
	Reporting Period:	February 20, 2019 - March 31, 2019
	Federal Tax I.D. #	11-1720520

Notes to the Monthly Operating Report

GENERAL:

The report includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number	Debtor	Case Number
Aceto Corporation	19-13448	Acetris Health, LLC	19-13452
Aceto Agricultural Chemical Corporation	19-13449	Arsynco, Inc.	19-13454
Rising Pharmaceuticals, Inc.	19-13447	Aceto Realty LLC	19-13450
PACK Pharmaceuticals, LLC	19-13453	Acci Realty Corp.	19-13455
Rising Health, LLC	19-13451

Notes to the MOR:

This Monthly Operating Report ("MOR") has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the bankruptcy cases and is in a format acceptable to the U.S. Trustee. The financial information contained herein is unaudited, limited in scope and as discussed below, is not prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The unaudited financial statements have been derived from the books and records of the Debtors. The information furnished in this report includes primarily normal recurring adjustments, but not all the adjustments that would typically be made for the quarterly and annual financial statements to be in accordance with U.S. GAAP. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that Aceto Corporation and related Debtors applies in the preparation of its quarterly and annual financial information in accordance with U.S. GAAP. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and these changes could be material.

The financial statements presented in MOR-2 and MOR-3 do not include elimination entries for intercompany balances related to non-debtor affiliates. Investment in subsidiary balances are recorded at cost which may not be in accordance with U.S. GAAP. The amounts currently classified as liabilities subject to compromise may be subject to future change as the Company completes its analysis of prepetition liabilities.

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position and cash flows of the Debtors in the future. The Debtors caution readers not to place undue reliance upon the MOR. There can be no assurance that such information is complete and the MOR may be subject to revision.

Notes to MOR-1a:

The Debtors maintain 24 total bank accounts (collectively, the “Bank Accounts”) at several financial institutions (the “Banks”). The Bank Accounts vary in purpose and function across the Debtors, and each Debtor's Bank Accounts serve its respective business accordingly.

Notes to MOR-2:

The Income Statement reflects revenue and expenses for the reporting month of February and of March that directly correspond to the listed debtor legal entity.

Notes to MOR-3:

The Balance Sheet reflects assets, liabilities, and stockholders equity that directly correspond to the debtor legal entity.

As a result of the commencement of these chapter 11 Cases, the payment of pre-petition indebtedness is subject to compromise or other treatment under a chapter 11 plan. The Bankruptcy Court authorized the Debtors to pay certain prepetition claims, including but not limited to general trade and tax claims. To the extent such claims have been categorized as “Liabilities Not Subject to Compromise,” the Debtors reserve their right to dispute their obligation to make such payments. The Debtors have been paying and intend to continue to pay undisputed post-petition claims arising in the ordinary course of business.

The liability information, except as otherwise noted, is listed as of the close of business as of the end of the month. Accordingly, the Debtors reserve all rights to amend, supplement or otherwise modify this Monthly Operating Report as necessary and appropriate, but shall be under no obligation to do so. The Debtors have paid certain prepetition liabilities in accordance with orders approved by the Bankruptcy Court authorizing such payments. The Debtors believe that all undisputed post-petition accounts payable have been and are being paid according to agreed-upon terms specific to each vendor and/or service provider and as authorized by the Bankruptcy Court. These payments are limited to payments made to vendors and service providers who provide services that are necessary to the operation of the Debtors’ business. In addition, the liabilities reported in this Monthly Operating Report do not reflect any analysis conducted by the Debtors regarding potential claims under section 503(b)(9) of the Bankruptcy Code. Accordingly, the Debtors reserve any and all of their rights to dispute or challenge the validity of any claims asserted under section 503(b)(9) of the Bankruptcy Code or the characterization of the structure of any transaction, document or instrument related to any creditor’s claim.

Notes to MOR-4:

Aceto Corporation and related debtors received authority pursuant to certain first-day orders for the payment of prepetition taxes and certain other prepetition liabilities. The Debtors are current on all post petition payables other than disputes that arise in the ordinary course of business.

Notes to MOR 4a and MOR 5:

Aceto Corporation and related debtors will disclose the ending accounts receivable and accounts payable balances as part of MOR 3. Due to the volume of transactions related to customer and vendor billings and payments, these items will be made available upon request.

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In re: Aceto Corporation, et. Al		MOR Notes
	Case No. (Jointly Administered)	19-13448
	Reporting Period:	February 20, 2019 - March 31, 2019
	Federal Tax I.D. #	11-1720520

Notes to the Monthly Operating Report

Notes to MOR-5:

The Debtors reconcile and age individual customer accounts receivables in the normal course of the Debtors' operations.

Notes to MOR-6:

The Company opened a new bank account with Wells Fargo (4853) for the DIP financing activity. Additional information is available upon request.

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In re: Aceto Corporation, et. Al		MOR-1
	Case No. (Jointly Administered)	19-13448
	Reporting Period:	February 20 - 28, 2019
	Federal Tax I.D. #	11-1720520

Schedule of Cash Receipts and Disbursements

Whole Values

Debtor	Case Number	Cash Receipts	Cash Disbursements
Aceto Corporation	19-13448	$6,327,369	$3,140,890
Aceto Agricultural Chemical Corporation	19-13449	1,381,320	322,075
Rising Pharmaceuticals, Inc.	19-13447	4,071,869	671,544
PACK Pharmaceuticals, LLC	19-13453	-	-
Rising Health, LLC	19-13451	-	-
Acetris Health, LLC	19-13452	2,085,687	-
Arsynco, Inc.	19-13454	-	-
Aceto Realty LLC	19-13450	-	26,158
Acci Realty Corp.	19-13455	-	-

Total Cash Receipts and Cash Disbursements		$13,866,245	$4,160,666

Note:

(1) Includes DIP Funding.

(2) Excludes transfers between Debtors.

(3) Cash receipts and disbursement amounts based on checks cleared, wires, and other transfer of funds.

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In re: Aceto Corporation, et. Al		MOR-1
	Case No. (Jointly Administered)	19-13448
	Reporting Period:	March 1, 2019 - March 30, 2019
	Federal Tax I.D. #	11-1720520

Schedule of Cash Receipts and Disbursements

Whole Values

Debtor	Case Number	Cash Receipts	Cash Disbursements
Aceto Corporation	19-13448	$14,968,347	$15,563,601
Aceto Agricultural Chemical Corporation	19-13449	3,657,471	3,885,481
Rising Pharmaceuticals, Inc.	19-13447	21,969,972	21,390,541
PACK Pharmaceuticals, LLC	19-13453	-	-
Rising Health, LLC	19-13451	-	-
Acetris Health, LLC	19-13452	9,023,726	3,305,119
Arsynco, Inc.	19-13454	-	-
Aceto Realty LLC	19-13450	-	-
Acci Realty Corp.	19-13455	-	-

Total Cash Receipts and Cash Disbursements		$49,619,516	$44,144,741

Note:

(1) Includes DIP Funding.

(2) Excludes transfers between Debtors.

(3) Cash receipts and disbursement amounts based on checks cleared, wires, and other transfer of funds.

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In re: Aceto Corporation, et. Al		MOR-1a
	Case No. (Jointly Administered)	19-13448
	Reporting Period:	February 20 - 28, 2019
	Federal Tax I.D. #	11-1720520

Bank Account Information

Whole Values

Legal Entity	Bank	Last 4 Digits of Account Number	Book Balance
Rising Pharmaceuticals, Inc	Wells Fargo	5236	$4,362,106
Rising Pharmaceuticals, Inc	Wells Fargo	5244	60,986
Acetris Health, LLC	Wells Fargo	7026	2,566,918
PACK Pharmaceuticals, Inc	Wells Fargo	5771	69
Rising Health LLC	Valley National Bank	9996	119,131
Acetris Health, LLC	Valley National Bank	9988	5,633
Acetris Health, LLC	Valley National Bank	7066	-
Rising Health LLC	Valley National Bank	3542	393,169
Aceto Corp	JP Morgan Chase	8648	10,178,900
Aceto Corp	JP Morgan Chase	5641	301,366
Aceto Corp	JP Morgan Chase	6899	22,075	[A]
Acci Realty	JP Morgan Chase	4828	2,740
Arsynco, Inc	JP Morgan Chase	3783	91,429
Aceto Realty	JP Morgan Chase	9364	14,628
Aceto Corp	TD Bank	9140	100,278	[B]
Aceto Corp	TD Bank	9637	6,552	[B]
Aceto Corp	Citizens	8579	47,599	[C]
Aceto Corp	Citibank	2449	10,128
Aceto Corp	Wells Fargo	4853	866,111
Aceto Corp	Wells Fargo	3076	224,055
Aceto Corp	Wells Fargo	3036	28,810
Aceto Corp	Wells Fargo	3166	128,697
Aceto Corp	Wells Fargo	3066	25,934
Aceto Agricultural Corp	Chase	5722	1,967,946
Aceto Agricultural Corp	Wells Fargo	4036	150,152
Aceto Agricultural Corp	Wells Fargo	4166	56,031

			$21,731,443

Notes to MOR 1-a:

All amounts listed above are the bank balances as of the end of the month. Copies of bank statements and cash disbursement journals are not included in this MOR. These items will be made available upon request.

[A] Account was created to hold the adequate assurance deposit for utilitiy providers pursuant to the First Day Order entered on March 15, 2019.

[B] Account was closed on April 10, 2019 and will not be included in future Monthly Operating Reports.

[C] Account was closed on March 22, 2019 and will not be included in future Monthly Operating Reports.

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In re: Aceto Corporation, et. Al		MOR-1a
	Case No. (Jointly Administered)	19-13448
	Reporting Period:	March 1, 2019 - March 30, 2019
	Federal Tax I.D. #	11-1720520

Bank Account Information

Whole Values

Legal Entity	Bank	Last 4 Digits of Account Number	Book Balance
Rising Pharmaceuticals, Inc	Wells Fargo	5236	$1,441,371
Rising Pharmaceuticals, Inc	Wells Fargo	5244	59,929
Acetris Health, LLC	Wells Fargo	7026	85,525
PACK Pharmaceuticals, Inc	Wells Fargo	5771	236
Rising Health LLC	Valley National Bank	9996	18,053
Acetris Health, LLC	Valley National Bank	9988	5,633
Acetris Health, LLC	Valley National Bank	7066	-
Rising Health LLC	Valley National Bank	3542	393,169
Aceto Corp	JP Morgan Chase	8648	9,021,996
Aceto Corp	JP Morgan Chase	5641	301,729
Aceto Corp	JP Morgan Chase	6899	22,075	[A]
Acci Realty	JP Morgan Chase	4828	2,740
Arsynco, Inc	JP Morgan Chase	3783	91,429
Aceto Realty	JP Morgan Chase	9364	14,628
Aceto Corp	TD Bank	9140	100,371	[B]
Aceto Corp	TD Bank	9637	5,491	[B]
Aceto Corp	Citizens	8579	-	[C]
Aceto Corp	Citibank	2449	9,693
Aceto Corp	Wells Fargo	4853	102,426
Aceto Corp	Wells Fargo	3076	94,318
Aceto Corp	Wells Fargo	3036	28,827
Aceto Corp	Wells Fargo	3166	113,337
Aceto Corp	Wells Fargo	3066	7,077
Aceto Agricultural Corp	Chase	5722	1,981,643
Aceto Agricultural Corp	Wells Fargo	4036	134,308
Aceto Agricultural Corp	Wells Fargo	4166	55,967

			$14,091,973

Notes to MOR 1-a:

All amounts listed above are the bank balances as of the end of the month. Copies of bank statements and cash disbursement journals are not included in this MOR. These items will be made available upon request.

[A] Account was created to hold the adequate assurance deposit for utilitiy providers pursuant to the First Day Order entered on March 15, 2019.

[B] Account was closed on April 10, 2019 and will not be included in future Monthly Operating Reports.

[C] Account was closed on March 22, 2019 and will not be included in future Monthly Operating Reports.

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In re: Aceto Corporation, et. Al		MOR-1a
	Case No. (Jointly Administered)	19-13448
	Reporting Period:	February 20, 2019 - March 31, 2019
	Federal Tax I.D. #	11-1720520

Bank Reconciliation (or copies of debtor's bank reconciliations)

The above-captioned debtors (the "Debtors") hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements, journals, and account reconciliations.

I attest that each of the Debtors' bank accounts is reconciled to bank statements. The Debtors' standard practice is to ensure that each bank account is reconciled to bank statements once per month within 31 days after the month end.

/s/ Rebecca A. Roof	April 29, 2019
Signature of Authorized Individual	Date

Rebecca A. Roof	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

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In re: Aceto Corporation, et. Al
MOR-1b
	Case No. (Jointly Administered)	19-13448
	Reporting Period:	February 20, 2019 - March 31, 2019
	Federal Tax I.D. #	11-1720520

Schedule of Retained Professional Fees Paid

Whole Values

Payee	Role of Professional	Amount Paid	Cumulative Payments Since Filing
LOWENSTEIN SANDLER LLP	DEBTORS' COUNSEL	$0	$0
PJT PARTNERS LP	DEBTORS' INVESTMENT BANKER	326,786	326,786
AP SERVICES	DEBTORS' FINANCIAL ADVISOR	-	-
PRIME CLERK	DEBTORS' ADMINISTRATIVE ADVISOR	60,305	60,305
MCGUIREWOODS LLP	LENDERS' COUNSEL	171,568	171,568
FTI CONSULTING INC.	LENDERS' FINANCIAL ADVISOR	-	-
STROOK & STROOK & LAVAN LLP	COMMITTEE COUNSEL	-	-
PORZIO BROMBERG & NEWMAN, P.C.	COMMITTEE COUNSEL	-	-
GLASSRATNER	COMMITTEE FINANCIAL ADVISOR	-	-
HOULIHAN LOKEY	COMMITTEE INVESTMENT BANKER	-	-

		$558,658	$558,658

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In re: Aceto Corporation, et. Al
MOR-2
	Case No. (Jointly Administered)	19-13448
	Reporting Period:	Month Ending February 28, 2019
	Federal Tax I.D. #	11-1720520

	UNAUDITED Statement of Operations (Income Statement)
	Aceto Corporation 19-13448 (VFP)	Aceto Agricultural Chemical Corp 19-13449 (VFP)	Aceto Realty, LLP 19-13450 (VFP)	Arsynco, Inc. 19-13454 (VFP)	Acci Realty Corp. 19-13455 (VFP)	Rising Pharmaceuticals, Inc. 19-13447 (VFP)	Acetris Health, LLC 19-13452 (VFP)	PACK Pharmaceuticals, LLC 19-13453 (VFP)	Rising Health, LLC 19-13451 (VFP)

Total Sales – Net	$13,053,034	$1,114,404	$-	$-	$-	$17,514,618	$1,442,095	$-	$-
Total Cost of Goods Sold	(10,371,550)	(974,570)	–	–	–	(15,873,921)	(1,422,120)	–	–
Gross Margin	2,681,483	139,834	–	–	–	1,640,696	19,975	–	–
Total S,G&A Expenses	(1,570,855)	(222,452)	–	(2,913)	–	(5,781,696)	–	–	–
Total Corporate Overhead Allocation	–	–	–	–	–	(316,816)	–	–	–
OPERATING PROFIT	$1,110,628	$(82,618)	$-	$(2,913)	$-	$(4,457,816)	$19,975	$-	$-

Professional Fees	(10,421,652)	(81,388)	–	–	–	–	–	–	–
Interest income	–	–	–	–	–	–	–	–	–
Exchange gains realised	(7,150)	(17)	–	–	–	–	–	–	–
(Gain) Loss On Sale Of Assets	–	–	–	–	–	–	–	–	–
Provision For Bad Debt	–	–	–	–	–	–	–	–	–
Other financial income	1,907	–	–	–	–	–	–	–	–
Total Non-Operating Income/(Expense)	(10,426,895)	(81,405)	–	–	–	–	–	–	–

Interest Expense	(681,124)	–	(9,712)	–	–	–	–	–	–
PROFIT/(LOSS) BEFORE TAXES	$(9,997,391)	$(164,023)	$(9,712)	$(2,913)	$-	$(4,457,816)	$19,975	$-	$-
TOTAL TAXES	93,420	–	–	–	–	–	–	–	–
NET PROFIT / (LOSS)	$(9,903,971)	$(164,023)	$(9,712)	$(2,913)	$-	$(4,457,816)	$19,975	$-	$-

The notes to this monthly operating report are an integral part of these combined financial statements.

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In re: Aceto Corporation, et. Al
MOR-2
	Case No. (Jointly Administered)	19-13448
	Reporting Period:	Month Ending March 31, 2019
	Federal Tax I.D. #	11-1720520

	UNAUDITED
	Statement of Operations (Income Statement)
	Aceto Corporation 19-13448 (VFP)	Aceto Agricultural Chemical Corp 19-13449 (VFP)	Aceto Realty, LLP 19-13450 (VFP)	Arsynco, Inc. 19-13454 (VFP)	Acci Realty Corp. 19-13455 (VFP)	Rising Pharmaceuticals, Inc. 19-13447 (VFP)	Acetris Health, LLC 19-13452 (VFP)	PACK Pharmaceuticals, LLC 19-13453 (VFP)	Rising Health, LLC 19-13451 (VFP)

Total Sales - Net	$14,274,360	$5,662,581	$-	$-	$-	$25,454,348	$1,948,405	$-	$-
Total Cost of Goods Sold	(12,026,667)	(3,904,700)	–	–	–	(19,972,464)	(1,758,160)	–	–
Gross Margin	2,247,693	1,757,881	–	–	–	5,481,883	190,245	–	–

Total S,G&A Expenses	(5,002,089)	(278,059)	99,490	(22,131)	–	(7,110,971)	–	–	–
Total Corporate Overhead Allocation	2,383,104	(1,033,651)	–	–	–	(316,816)	–	–	–
OPERATING PROFIT	$(371,292)	$446,171	$99,490	$(22,131)	$-	$(1,945,904)	$190,245	$-	$-

Professional Fees	(7,832,222)	–	–	–	–	–	–	–	–
Interest income	94	–	–	–	–	–	–	–	–
Exchange gains realised	(40,189)	(37,626)	–	–	–	–	–	–	–
(Gain) Loss On Sale Of Assets	–	–	–	–	–	–	–	–	–
Provision For Bad Debt	–	–	–	–	–	–	–	–	–
Other financial income	53,393	131,304	–	–	–	–	–	–	–
Total Non-Operating Income/(Expense)	(7,818,924)	93,678	–	–	–	–	–	–	–

Interest Expense	(6,900,702)	–	(11,076)	–	–	–	–	–	–
PROFIT/(LOSS) BEFORE TAXES	$(15,090,918)	$539,849	$88,414	$(22,131)	$-	$(1,945,904)	$190,245	$-	$-
TOTAL TAXES	(88,362)	–	–	–	–	–	–	–	–
NET PROFIT / (LOSS)	$(15,179,280)	$539,849	$88,414	$(22,131)	$-	$(1,945,904)	$190,245	$-	$-

The notes to this monthly operating report are an integral part of these combined financial statements.

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In re: Aceto Corporation, et. Al
MOR-3
	Case No. (Jointly Administered)	19-13448
	Reporting Period:	Month Ending February 28, 2019
	Federal Tax I.D. #	11-1720520

	UNAUDITED
	Balance Sheet
	Aceto Corporation 19-13448 (VFP)	Aceto Agricultural Chemical Corp 19-13449 (VFP)	Aceto Realty, LLP 19-13450 (VFP)	Arsynco, Inc. 19-13454 (VFP)	Acci Realty Corp. 19-13455 (VFP)	Rising Pharmaceuticals, Inc. 19-13447 (VFP)	Acetris Health, LLC 19-13452 (VFP)	PACK Pharmaceuticals, LLC 19-13453 (VFP)	Rising Health, LLC 19-13451 (VFP)

Cash & Cash Equivalents	$13,781,853	$2,882,750	$14,628	$496,482	$2,740	4,909,116	$2,572,551	$-	$-
Account receivables Net	33,045,761	7,425,408	–	–	–	127,153,155	5,114,944	–	–

Other receivables	(991,386)	1,568	1,081	1,804,570	–	(0)	–	–	–
Due From/(To) Affiliates	(85,317,914)	29,268,046	(1,910,186)	(14,566,749)	(302,315)	71,339,325	–	–	–
Total inventories	44,786,883	19,539,542	–	–	–	61,810,821	5,981,542	–	–
Income Tax Receivable	1,494,550	–	–	–	–	1,402,351	–	–	–
Prepaid expenses	3,018,333	146,900	–	–	–	3,421,343	–	–	–
Total Current Assets	$9,818,080	$59,264,215	$(1,894,477)	$(12,265,697)	$(299,576)	$270,036,111	$13,669,036	$-	$-

Investments	190,574	1,807,511	–	–	–	–	–	–	–
Investments in Subsidiaries & Affiliates	612,435,426	240	–	–	–	–	–	–	–
Total Investments	612,626,000	1,807,751	–	–	–	–	–	–	–

Property, plant & equipment	3,143,481	3,877	7,898,289	–	–	2,374,484	–	–	–
(Less: Acc. Deprec. Property, plant & equipmen)	(2,838,048)	(3,877)	(2,856,736)	–	–	(1,949,637)	–	–	–
Property, plant & equipment - net	305,433	–	5,041,552	–	–	424,847	–	–	–

Total Intangible Assets - Net	1,003,777	2,575,278	–	–	–	218,522,890	1,403,545	–	–

Deferred Tax Assets - Net of Allowances	86,515	–	–	–	–	–	–	–	–

Other Assets - LT	3,771,345	300,000	–	–	–	5,999	–	–	–
Property held For Sale - LT	–	–	–	6,112,710	–	–	–	–	–
Total Long Term Assets	$617,793,070	$4,683,029	$5,041,552	$6,112,710	$-	$218,953,736	$1,403,545	$-	$-
Total Assets	$627,611,150	$63,947,244	$3,147,075	$(6,152,987)	$(299,576)	$488,989,847	$15,072,581	$-	$-

Account payables	6,312,373	(346,177)	–	–	–	10,012,808	(903,714)	–	–
Short-term bank loans	23,000,000	–	197,350	–	–	–	–	–	–
Accrued Compensation	2,037,365	137,116	–	–	–	1,681,114	–	–	–
Accrued Income Tax	(66,926)	–	–	–	–	(2,208,291)	–	–	–
Accrued Environmental Remediation	–	–	–	4,010,155	–	–	–	–	–
Accrued expenses - Other	(896,146)	(313,132)	–	–	–	87,928,047	2,190,229	–	–
Total Current Liabilities	$30,386,665	$(522,193)	$197,350	$4,010,155	$-	$97,413,678	$1,286,516	$-	$-

Bank & Long-term loans payable	–	–	2,236,633	–	–	–	–	–	–
Convertible Senior Debt	(1,566,126)	–	–	–	–	–	–	–	–
Accrued Income Tax LT	5,322,572	–	–	–	–	–	–	–	–
Other long-term liabilities	850,702	394,188	–	–	–	–	–	–	–
Total Long Term Liabilities	$4,607,147	$394,188	$2,236,633	$-	$-	$-	$-	$-	$-

Total Liabilities Not Subject to Compromise	$34,993,813	$(128,005)	$2,433,983	$4,010,155	$-	$97,413,678	$1,286,516	$-	$-

Total Liabilities Subject to Compromise	$326,164,167	$6,987,096	$-	$-	$-	$148,198,292	$6,690,006	$-	$-

Shareholders' Equity	$266,453,171	$57,088,153	$713,092	$(10,163,142)	$(299,576)	$243,377,877	$7,096,060	$-	$-
Total Liabilities & Shareholders Equity	$627,611,150	$63,947,244	$3,147,075	$(6,152,987)	$(299,576)	$488,989,847	$15,072,581	$-	$-

The notes to this monthly operating report are an integral part of these combined financial statements.

Case 19-13448-VFP    Doc 483    Filed 04/29/19    Entered 04/29/19 18:19:02    Desc Main

Document    Page 13 of 15

In re: Aceto Corporation, et. Al
MOR-3
	Case No. (Jointly Administered)	19-13448
	Reporting Period:	Month Ending March 31, 2019
	Federal Tax I.D. #	11-1720520

	UNAUDITED
	Balance Sheet
	Aceto Corporation 19-13448 (VFP)	Aceto Agricultural Chemical Corp 19-13449 (VFP)	Aceto Realty, LLP 19-13450 (VFP)	Arsynco, Inc. 19-13454 (VFP)	Acci Realty Corp. 19-13455 (VFP)	Rising Pharmaceuticals, Inc. 19-13447 (VFP)	Acetris Health, LLC 19-13452 (VFP)	PACK Pharmaceuticals, LLC 19-13453 (VFP)	Rising Health, LLC 19-13451 (VFP)

Cash & Cash Equivalents	$9,392,381	$1,780,107	$14,628	$312,973	$2,740	937,438	$91,157	$-	$-
Account receivables Net	31,688,907	9,364,976	–	–	–	139,259,598	4,600,812	–	–
Other receivables	108,945	236,413	1,081	1,654,426	–	(0)	–	–	–
Due From/(To) Affiliates	(76,248,130)	28,178,150	(1,738,667)	(14,566,749)	(302,315)	63,658,755	–	–	–
Total inventories	44,723,438	16,432,363	–	–	–	60,216,192	5,825,001	–	–
Income Tax Receivable	1,494,550	–	–	–	–	1,402,351	–	–	–
Prepaid expenses	3,153,592	104,091	–	–	–	3,300,948	–	–	–
Total Current Assets	$14,313,684	$56,096,100	$(1,722,958)	$(12,599,350)	$(299,576)	$268,775,282	$10,516,970	$-	$-

Investments	190,574	1,947,127	–	–	–	–	–	–	–
Investments in Subsidiaries & Affiliates	612,435,426	240	–	–	–	–	–	–	–
Total Investments	612,626,000	1,947,367	–	–	–	–	–	–	–

Property, plant & equipment	3,143,481	3,877	7,898,289	–	–	11,208,784	–	–	–
(Less: Acc. Deprec. Property, plant & equipmen)	(2,903,810)	(3,877)	(2,928,765)	–	–	(3,771,886)	–	–	–
Property, plant & equipment - net	239,671	–	4,969,523	–	–	7,436,898	–	–	–

Total Intangible Assets - Net	982,154	2,527,041	–	–	–	209,377,045	2,151,818	–	–

Deferred Tax Assets - Net of Allowances	(9,044)	–	–	–	–	–	–	–	–

Other Assets - LT	1,805,372	300,000	–	–	–	5,999	–	–	–
Property held For Sale - LT	–	–	–	6,112,710	–	–	–	–	–
Total Long Term Assets	$615,644,153	$4,774,408	$4,969,523	$6,112,710	$-	$216,819,941	$2,151,818	$-	$-
Total Assets	$629,957,836	$60,870,508	$3,246,565	$(6,486,640)	$(299,576)	$485,595,223	$12,668,788	$-	$-

Account payables	4,286,878	(1,004,315)	–	3,671	–	(3,561,343)	(2,554,531)	–	–
Short-term bank loans	28,000,000	–	213,796	–	–	–	–	–	–
Accrued Compensation	2,946,079	193,792	–	–	–	1,747,367	–	–	–
Accrued Income Tax	(33,244)	–	–	–	–	(2,208,291)	–	–	–
Accrued Environmental Remediation	–	–	–	3,676,501	–	–	–	–	–
Accrued expenses - Other	11,491,357	56,671	11,076	–	–	96,545,824	1,256,694	–	–
Total Current Liabilities	$46,691,070	$(753,852)	$224,872	$3,680,172	$-	$92,523,557	$(1,297,837)	$-	$-

Bank & Long-term loans payable	–	–	2,220,187	–	–	–	–	–	–
Convertible Senior Debt	(1,357,309)	–	–	–	–	–	–	–	–
Accrued Income Tax LT	5,322,572	–	–	–	–	–	–	–	–
Other long-term liabilities	127,606	403,000	–	–	–	1,640,752	–	–	–
Total Long Term Liabilities	$4,092,869	$403,000	$2,220,187	$-	$-	$1,640,752	$-	$-	$-

Total Liabilities Not Subject to Compromise	$50,783,938	$(350,852)	$2,445,059	$3,680,172	$-	$94,164,308	$(1,297,837)	$-	$-

Total Liabilities Subject to Compromise	$326,186,519	$3,593,358	$-	$18,460	$-	$150,211,271	$6,680,320	$-	$-

Shareholders' Equity	$252,987,379	$57,628,002	$801,506	$(10,185,273)	$(299,576)	$241,219,644	$7,286,305	$-	$-
Total Liabilities & Shareholders Equity	$629,957,836	$60,870,508	$3,246,565	$(6,486,640)	$(299,576)	$485,595,223	$12,668,788	$-	$-

The notes to this monthly operating report are an integral part of these combined financial statements.

Case 19-13448-VFP    Doc 483    Filed 04/29/19    Entered 04/29/19 18:19:02    Desc Main

Document    Page 14 of 15

In re: Aceto Corporation, et. Al		MOR-4
	Case No. (Jointly Administered)	19-13448
	Reporting Period:	February 20, 2019 - March 31, 2019
	Federal Tax I.D. #	11-1720520

Status of Post-petition Taxes

The above-captioned debtors (the "Debtors") hereby submit this attestation regarding Status of Post-petition Taxes in lieu of providing copies of post-petition tax payments and tax returns filed during reporting period.

I attest that each of the Debtors' taxing authorities have been paid on time when post-petition amounts become due. Also, tax returns are being filed in an orderly and timely fashion in accordance with tax return reporting deadlines.

/s/ Rebecca A. Roof	April 29, 2019
Signature of Authorized Individual	Date

Rebecca A. Roof	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

Case 19-13448-VFP    Doc 483    Filed 04/29/19    Entered 04/29/19 18:19:02    Desc Main

Document    Page 15 of 15

In re: Aceto Corporation, et. Al		MOR-6
	Case No. (Jointly Administered)	19-13448
	Reporting Period:	February 20, 2019 - March 31, 2019
	Federal Tax I.D. #	11-1720520

Debtor Questionnaire

	Must be completed each month.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5

Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.  (SEE MOR NOTES.)

X